May 10, 2006

OneTravel Holdings, Inc.
1200 Lake Hearn Drive
Suite 300
Atlanta, GA 30319

Re: Letter Agreement for $2,100,000 Loan Facility

Ladies and Gentlemen:

This letter (this "Letter Agreement") is delivered in connection with the term loan facility described herein. Capitalized terms used herein and not otherwise defined herein have the meanings set forth for such terms in the Securities Purchase Agreement dated as of October 24, 2005, among OneTravel Holdings, Inc., a Delaware corporation (the "Borrower"), and the purchasers signatory thereto (as amended from time to time in accordance with its terms, the "Securities Purchase Agreement") and the Debentures described therein (as such Debentures are amended or modified from time to time in accordance with their terms, the "Debentures").

Whereas the Borrower and the Guarantors (as identified below) have urgent need of additional working capital in order to assist their ability to continue to operate their businesses and consider strategic alternatives and the Borrower, Guarantors and the Lender (as identified below) have determined, individually and collectively, that entry into this Loan by the parties hereto is in the best interests of Borrower, the Guarantors and their respective creditors and other parties in interest.

1. Terms of Loan. On the terms and conditions herein, Palisades Master Fund, L.P. (the "Lender"), hereby agrees to make a term loan (the "Loan") to the Borrower in the principal amount of Two Million One Hundred Thousand Dollars ($2,100,000). The Loan shall be evidenced by a promissory note duly executed by the Borrower and payable to the Lender in the form of Schedule A (the "Note"), and all amounts due thereunder and hereunder shall be guaranteed by each of Farequest Holdings, Inc., a Delaware corporation wholly-owed by the Borrower ("Farequest"), and OneTravel, Inc., a Texas corporation wholly-owned by the Borrower ("OTI" and together with Farequest, hereinafter collectively called the "Guarantors" and each a "Guarantor") pursuant to a Subsidiary Guarantee dated on even date herewith (the "Loan Guaranty"). The principal amount of the Loan shall mature and be due and payable on August 9, 2006 (the "Maturity Date"), and shall accrue interest and otherwise be due and payable on the terms set forth in the Note. As consideration for the Loan, the Borrower agrees to pay to the Lender on the date the Loan is funded to the Borrower (i) a non-refundable commitment and facilities fee (the "Facilities Fee") of one percent (1%) of the face amount of the Note, and (ii) a

non-refundable advance work fee of $250,000 (the "Work Fee") to pay for the Lender's costs and expenses related to due diligence concerning the Borrower and the Loan and the negotiation and drafting of this Letter Agreement, the Note, the Security Agreement Amendment and the Loan Guaranty and the expenses to be incurred with respect to the diligence, negotiation and execution of strategic alternatives for the Borrower and its businesses, including but not limited to (X) a sale of the Borrower and/ or its businesses and (Y) the filing of a petition or petitions for relief under the United States Bankruptcy Code, (collectively, "Strategic Alternatives"). The Loan proceeds, net of the Facilities Fee, shall be wired (A) in an amount equal to the Work Fee, to the Work Fee Account identified on Schedule G hereto and (B) in an amount equal to the balance of the Loan proceeds, to the Loan Account (identified on Schedule G hereto). The Borrower covenants and agrees to disburse Loan proceeds from the Loan Account solely to pay those accounts payable as identified and in the amounts on the schedule prepared by the Borrower and its senior management and attached hereto as Schedule D, within 2 Business Days of the date hereof, (such payments, the "Authorized Payments").

2. Conditions Precedent. The Lender shall not be obligated to make the Loan to the Borrower unless the following conditions precedent have been satisfied to the satisfaction of the Lender:

(a) the Lender shall have received a counterpart of this Letter Agreement duly executed by all parties hereto, the Note duly executed by the Borrower, the Loan Guaranty duly executed by the Guarantors, and the Security Agreement Amendment described in paragraph 3 below duly executed by the Borrower and the Guarantors;

(b) the Lender shall have received (i) a certificate of the Secretary or Assistant Secretary of the Borrower dated as of the date the Loan is made certifying true and complete copies of the resolutions duly adopted by the Board of Directors of the Borrower authorizing (A) the Loan and the execution and delivery of this Letter Agreement, the Note and the Security Agreement Amendment by the Borrower, and the performance of the Borrower's obligations hereunder and thereunder and (B) the action of the Borrower, as sole shareholder of the Guarantors, approving the election and appointment of each Guarantor's New Board Members (as defined below); and (ii) a certificate of the Secretary or Assistant Secretary of each Guarantor dated as of the date the Loan is made certifying true and complete copies of the resolutions duly adopted by the Board of Directors of such Guarantor (and consented to by the sole shareholder of such Guarantor) (A) authorizing the execution and delivery of this Letter Agreement and the Security Agreement Amendment, and the performance of such Guarantor's obligations hereunder and thereunder, and (B) accepting the resignation of at least two former members of the Board of Directors of such Guarantor and electing and appointing Marc E. Bercoon and John J. Sicilian to the Board of Directors of such Guarantor (the "New Board Members);

(c) the Lender shall have received written instructions from the Borrower to withhold from the proceeds of the Loan an amount equal to fees and expenses described in the last sentence of paragraph 1 above;

(d) the Borrower shall have obtained a waiver and consent, duly executed by the holders of not less than 66% of the outstanding principal amount of the Debentures to the incurrence of the Loan, the giving of the guarantees herein by the Guarantors, and the granting of the security interests contemplated hereby in respect thereof, such waiver and consent to be in form and substance satisfactory to the Lender; and

(e) an authorized officer of the Borrower shall have certified to the Lender that (i) the Debentures are outstanding in the aggregate principal amount of $15,625,000 and remain in full force and effect, and (ii) the only Events of Default (as defined in such Debentures) as of the date of this Letter Agreement are described on Schedule B hereto (the "Existing Debenture Defaults").

Upon satisfaction of the conditions precedent to funding the Loan set forth above, the Lender agrees to fund the Loan as provided in Section 1 hereof. For purposes of this Letter Agreement and the Note, "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are not open for domestic and foreign exchange business.

3. Collateral Security. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all obligations of the Borrower to the Lender hereunder and under the Note, each of the Borrower and the Guarantors agree to execute and deliver the First Amendment to Security Agreement dated as of the date hereof (the "Security Agreement Amendment") in the form of Schedule C hereto.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a) Each of the Borrower and the Guarantors is a corporation duly organized and validly existing under the laws of its respective jurisdiction of organization.

(b) The Borrower has the requisite power and authority to own its assets and carry on its business as currently being conducted and to execute and deliver this Letter Agreement, the Security Agreement Amendment and the Note and to perform its obligations thereunder.

(c) The execution, delivery and performance by the Borrower (and, as applicable, the Guarantors) of the Letter Agreement, the Security Agreement Amendment and the Note, and the consummation of the transactions contemplated hereby and thereby, will not (i) contravene the terms of the Borrower's certificate of incorporation or bylaws, (ii) violate applicable law or (iii) conflict with or result in the breach of or the creation of any lien (with or without notice, the lapse of time or both) under (A) any material instrument or agreement to which the Borrower is a

party or (B) any order, injunction, writ or decree of any governmental authority to which the Borrower or its property is subject.

(d) As of the date hereof, the Borrower is not in breach of any material contracts, agreements, understandings, or other obligations of the Borrower (including obligations with respect to borrowed money) other than as specified on Schedule B hereto (with respect to Existing Debenture Defaults) and those specified on Schedule F hereto ("Other Existing Defaults").

(e) This Letter Agreement, the Security Agreement Amendment, and the Note, have been duly executed by an authorized signatory of the Borrower and each constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar law affecting creditors' rights generally or general principles of equity. This Letter Agreement and the Security Agreement Amendment have been duly executed by an authorized signatory of each Guarantor and each constitutes the legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar law affecting creditors' rights generally or general principles of equity.

(f) All or substantially all of the Authorized Payments are being made to creditors of (or persons providing credit to the direct benefit of) the Guarantors and are being made either (i) on account of future services or (ii) in the ordinary course of business.

(g) Subject to the disclosure set forth on Schedule B and Schedule F, no representation or warranty made by the Borrower or any Guarantor in this Letter Agreement nor any financial statement, certificate, schedule or schedule prepared and furnished by the Borrower or its representatives pursuant hereto, when taken together, contains any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein, in light of the circumstances under which they were furnished, not misleading.

(h) The creditors of the Company and the Guarantors identified on Schedule E include all the material trade creditors of Borrower and the Guarantors (excluding accountants and attorneys) to whom the Borrower or the Guarantors currently owe a material obligation.

(i) When appointed to the Board of Directors of the Guarantors in accordance with the resolutions and consents of the Guarantors set out in Section 2(b) hereof, Marc E. Bercoon and John J. Sicilian shall together constitute a majority of the Board of Directors of each Guarantor.

5. Covenants. (a) So long as any indebtedness under the Note is outstanding, the Borrower shall not and shall not permit any of its subsidiary Guarantors to, directly or indirectly, except as may be waived or consented to in writing by the holders of at least 66% of the then outstanding principal amount of the Note to:

(i) except with the prior written consent of the Lender and except for Permitted Indebtedness (as defined in the Debentures), enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, or pari passu with, in any respect, such Guarantor's obligations hereunder;

(ii) except with the prior written consent of the Lender and except for Permitted Liens (as defined in the Debentures), enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior to, in any respect, such Guarantor's obligations hereunder;

(iii) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Lender;

(iv) except with the prior written consent of the Lender or as otherwise permitted under the Debentures, repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents (as defined in the Debentures);

(v) enter into any agreement with respect to any of the foregoing; or

(vi) pay cash dividends on any equity securities of the Borrower, except for dividends and distributions by a Guarantor to the Borrower.

(b) The Borrower further agrees, within 10 Business Days of the date hereof to appoint a chief operating officer (the "COO"), reasonably acceptable to the Lender and subject to the approval of the Board of Directors of the Borrower (the "Board"). The COO shall report directly to the Board, and shall have responsibility for and all requisite authority for taking all actions reasonably necessary to examine and execute (subject to any required approvals of the Board) any and all Strategic Alternatives.

(c) The Borrower further agrees, within 10 Business Days of the date hereof, to deliver to the Lender such documents and certifications as the Lender may reasonably require to evidence that Borrower is duly organized or formed.

6. Events of Default; Remedies. For purposes of this Letter Agreement and the Note an "Event of Default" means:

(a) the Borrower shall fail to pay any principal of the Loan or interest accrued thereon when due and payable;

(b) any "Event of Default" (as defined in Debentures) shall occur and be continuing;

(c) any representation or warranty made herein, in any other document executed in connection herewith, in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered in connection herewith shall be untrue or incorrect as at the date when made or deemed made;

(d) the Borrower shall breach any covenant contained herein in any material respect;

(e) the Borrower or any Guarantor shall fail to comply with its obligations or agreements under the Security Agreement Amendment; or

(f) the Borrower or any Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property or file a voluntary bankruptcy petition, (ii) admit in writing an inability to pay debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent, (v) consent to any such proceeding or to the appointment of any receiver of or trustee for itself or any substantial part of its properties or (vi) become subject to, or have a substantial part of its properties subject to, voluntary or involuntary reorganization by any court of competent jurisdiction, or to the appointment of a receiver, trustee or liquidator and such order, judgment or decree mandating such action shall continue unstayed and in effect for a period of thirty (30) days.

If any Event of Default (other than one under clause (f) above) with respect to the Borrower shall occur and be continuing, the Lender may declare all principal, interest and all other amounts due and payable under this Letter Agreement and the Note to be forthwith due and payable, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower. If any other Event of Default shall occur and be continuing under clause (f) above with respect to the Borrower, then without further action on the part of the Lender, all principal, interest and all other amounts payable under this Letter Agreement, the Security Agreement and the Note shall become and be forthwith due and payable in full, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower.

7. Miscellaneous.

(a) The terms of this Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights and obligations hereunder without the prior written consent of the Lender. In addition to the rights of the Lender to assign any of its rights and interests hereunder, the Lender shall be entitled to enter into participation agreements relating to its rights and interests hereunder with third parties on customary terms.

(b) No amendment or waiver of any provision of this Letter Agreement shall be effective unless the same shall be in writing and signed by the Borrower and the Lender.

(c) The Borrower agrees to pay all reasonable and out-of-pocket costs of the Lender, including, without limitation, attorneys' fees, incurred in connection with the preparation of this Letter Agreement and the Note and the enforcement of any of its rights and remedies hereunder and thereunder.

(d) Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications hereunder ("notices") shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, or sent by facsimile transmission, and shall be deemed to have been duly given or made upon on the fifth Business Day following the deposit thereof in the mails, postage prepaid, or upon receipt thereof if delivered by courier or upon the transmittal thereof by facsimile transmission, in each case addressed to the party to which such notice is requested or permitted to be given or made at its respective address or facsimile number set forth on the signature pages hereof or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other parties.

(e) This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

(f) The Borrower hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Letter Agreement and the Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, located in New York County, New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower at its address referred to in the Securities Purchase Agreement or at such other address of which the Lender shall have been notified pursuant thereto;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

(g) If any provision of this Letter Agreement or the Note is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Letter Agreement or the Note shall not be affected or impaired thereby.

(h) THIS LETTER AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(i) This Letter Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

If the foregoing terms of this Letter Agreement meet with your approval, please evidence your agreement with such terms by signing this Letter Agreement in the space indicated below.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

PALISADES MASTER FUND, L.P.

____

Authorized Signatory:

Accepted and Agreed this 10th day of May, 2006:

ONETRAVEL HOLDINGS, INC.

By: ______________________________

Marc E. Bercoon
President

Very truly yours,

PALISADES MASTER FUND, L.P.

____
Authorized Signatory:

Accepted and Agreed this 10th day of May, 2006:

ONETRAVEL HOLDINGS, INC.

By: ______________________________
Marc E. Bercoon
President

Very truly yours,

PALISADES MASTER FUND, L.P.

____
Authorized Signatory:

Accepted and Agreed this 10th day of May, 2006:

ONETRAVEL HOLDINGS, INC.

By: ______________________________
Marc E. Bercoon
President